UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2016

SINO AGRO FOOD, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-54191	33-1219070
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 3801, Block A, China Shine Plaza
No. 9 Lin He Xi Road
Tianhe District
Guangzhou City, P.R.C.	510610
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 20 22057860

Copies to:

Sichenzia Ross Friedman Ference LLP

621Broadway, 32nd Floor

New York, NY 10006

Attn. Marc Ross, Esq.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE.

On January 12, 2016, Sino Agro Food, Inc. (the “Company”) issued a press release regarding the Company’s receipt of approval for admission to trading of its common shares on the Oslo Børs’ Merkur Market, which is scheduled to commence on January 13, 2016. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and the admission document, which is the name for the listing application filed with the Oslo Stock Exchange, is attached hereto as Exhibit 99.2.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

This information shall not be incorporated by reference into any registration statement pursuant to the Securities Act. The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K constitutes material investor information that is not otherwise publicly available.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibit is furnished herewith:

Exhibit No.	Description

99.1	Text of press release issued by Sino Agro Food, Inc. on January 12, 2016.

99.2	Admission Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINO AGRO FOOD, INC.

Date: January 12, 2016	By:	/s/ LEE YIP KUN SOLOMON
Lee Yip Kun Solomon
Chairman and Chief Executive Officer